UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                (Date of earliest event reported): March 18, 2004


                               Pipeline Data Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764
State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)

             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)


                                 (800) 932-5708
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. Financial Statements and Exhibits


     (c) Exhibits


          99.1 Press release of Pipeline Data dated March 16, 2004.

ITEM 9. Regulation FD Disclosure


     The information contained in this Item 9 of this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission ("SEC") Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     A report on Form 8-K was filed on April 28, 2002. The purpose of the Form 8-K was to report Pipeline Data's acquisition of SecurePay as its wholly owned subsidiary and changes to the officers and directors of the registrant.

     A report on Form 8-K was filed on August 29, 2002. The purpose of the Form 8K was to report Pipeline Data's acquisition of Northern Merchants Services, Inc. as its wholly owned subsidiary and its change in control was filed on August 29, 2002.

     A report on Form 8-K was filed on November 18, 2003. The purpose of the Form 8K was to report a change in Pipeline Data's name and address.

     A report on Form 8-K was filed on March 6, 2004. The purpose of the Form 8K was to report a press release about a financing arrangement with Laurus Master Fund, Ltd.

Exhibits Index

          99.1 Press release of Pipeline Data Inc. dated March 16, 2004.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Pipeline Data Inc,

Dated: March 3, 2004                                By: /s/ MacAllister Smith
                                                        ----------------------
                                                        MacAllister Smith
                                                        Chief Executive Officer